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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                DECEMBER 26, 2000


                            AAMES CAPITAL CORPORATION
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             (Exact name of Registrant as specified in its charter)


        CALIFORNIA                   333-64903-01               95-4438859
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(State or other jurisdiction         (Commission             (I.R.S. employer
      of incorporation)              file numbers)          identification no.)


350 SOUTH GRAND AVENUE
LOS ANGELES, CALIFORNIA                                             90071
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(Address of principal executive offices)                          (ZIP Code)


                                 (213) 210-5000
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               Registrant's telephone number, including area code

                                       NA
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          (Former name or former address, if changed since last report)


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Item 7. FINANCIAL STATEMENTS; PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


(a)     Not applicable.

(b)     Not applicable.

(c)     Exhibits:

        20.1 Aames Capital Corporation, Mortgage Pass-Through Certificates, Series 2000-1 - Statement to Certificateholders

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            AAMES CAPITAL CORPORATION



                                            By: /s/ RALPH W. FLICK
                                               ---------------------------------
                                                   Ralph W. Flick
                                                   Assistant Secretary


Dated:  January 2, 2000

                                INDEX TO EXHIBITS


EXHIBIT
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20.1 Aames Capital Corporation, Mortgage Pass-Through Certificates, Series 2000-1 - Statement to Certificateholders